SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 20, 1997



                 HAHN AUTOMOTIVE WAREHOUSE, INC.
     (Exact name of registrant as specified in its charter)



       NEW YORK             0-20984            16-0467030

     (State or other      (Commission File     (IRS Employer
   jurisdiction of          Number)        Identification No.)
      incorporation)



         415 W. Main Street, Rochester, New York  14608
        Address of principal executive offices)(Zip Code)



Registrant's telephone number, including area code:(716) 235-1595
1
Item 5 - Other Events

On August 20, 1997 the Company issued a press release concerning the approval by the United States Bankruptcy Court for the Western District of New York (Case No. 97-22809), of an order to liquidate the store inventory of its wholly-owned subsidiary AUTOWORKS, Inc. A copy of the press release is annexed hereto as exhibit 10.1 and is incorporated herein by reference.


Item 7 - Financial Statements and Exhibits

     10.1 Press Release dated August 20, 1997.

     10.2      Gordon Brothers Contract

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                 HAHN AUTOMOTIVE WAREHOUSE, INC.

                          (Registrant)


Dated:  August 20, 1997  By s// Eli N. Futerman
                         Title:    President


                          Exhibit 10.1

NEWS BULLETIN
               RE: HAHN AUTOMOTIVE WAREHOUSE, INC.
                      415 West Main Street
                 Rochester, New York 14608-1944

For Further Information:
AT THE COMPANY
Eli N. Futerman, President
Daniel J. Chessin, Executive Vice President
(716) 235-1595

FOR IMMEDIATE RELEASE
August 20, 1997
                HAHN AUTOMOTIVE WAREHOUSE, INC. ANNOUNCES
 APPROVAL OF ITS AUTOWORKS SUBSIDIARY INVENTORY LIQUIDATION SALE


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Rochester,   New  York,  August  20,  1997  --  Hahn   Automotive
Warehouse,  Inc.  (NASDAQ:   HAHN), a distributor  of  automotive
aftermarket parts announced that approval has been received from the United States Bankruptcy Court for the Western District of New York to liquidate the store inventory of the AUTOWORKS retail
subsidiary.   Under the bankruptcy court order,  a  contract  has
been approved with Gordon Brothers Partners, Inc. of Boston, Massachusetts to transfer substantially all of the assets of the subsidiary to Gordon Brothers, as agent, for the purpose of liquidation, effective today. Gordon Brothers will use existing AUTOWORKS locations for the purpose of conducting a liquidation sale. Most of the expenses for the operation of the subsidiary from this point forward will be assumed by Gordon Brothers.

Proceeds from the transfer of the assets, which will amount to 46.5% of inventory cost (85% of which is payable immediately and the 15% balance based upon inventory verification by Gordon Brothers and the debtor, AUTOWORKS, Inc., within 14 days) will initially amount to approximately $10.1 million. These proceeds will be used to reduce outstanding borrowings under the AUTOWORKS' credit facility with its banking syndicate and the senior secured note holder, less certain amounts as required by the court order.
In addition, the Company has executed a forbearance agreement in the form of an amendment with its senior secured note holder. This agreement is aligned with the forbearance agreement between the Company and its banking syndicate, both of which expire concurrently on November 30, 1997, in the absence of a default or unless extended by mutual agreement of the parties.

Hahn Automotive Warehouse, Inc., which is not in bankruptcy, will continue to operate the wholesale portion of the business which consists of ten full service distribution centers, three specialty distribution centers, nine direct distribution centers and 83 Advantage Auto Stores, in the Midwest and along the Eastern Seaboard.

  Safe Harbor Statement Under the Private Securities Litigation
                       Reform Act of 1995

The  statements  contained in this press release  which  are  not
historical  facts  are  forward-looking  statements  within   the
meaning of the Private Securities Litigation Reform Act of 1995. These matters are subject to risks and uncertainties that could
cause   actual  developments  to  differ  materially  from  those
contemplated, including, but not limited to, those discussed under the heading "Important Information Regarding Forward-Looking Statements" in Hahn's Annual Report on Form 10-K, dated December 26, 1996, Current Report on Form 8-K dated July 25, 1997 and Current Report on Form 8-K filed August 11, 1997 (all of which have been filed with the United States Securities and Exchange Commission) and Hahn's press releases, and in general,
Hahn's   ability  to  operate  within  the  financial   covenants
contained in its credit facilities agreement as modified by the Forbearance Agreement, and ultimately
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to  refinance  or  replace the bank debt with a permanent  credit facility  which provides adequate liquidity for Hahn's  operating
and   capital  needs.   Hahn  assumes  no  duty  to  update   the
information contained in this press release at any time.

                   HAHN     HAHN     HAHN     HAHN


                          Exhibit 10.2

                 GORDON BROTHERS PARTNERS, INC.
                        40 Broad Street
                  Boston, Massachusetts  02109

                        August 19, 1997


Daniel J. Chessin
Executive Vice President
Auto Works, Inc.
415 West Main Street
Rochester, New York 14608

Dear Daniel:

      Upon execution by Auto Works, Inc., debtor and debtor in possession ("Merchant"), this letter shall serve as the agreement (the "Agreement") between Merchant and Gordon Brothers Partners, Inc. (the "Agent") for Agent to act as Merchant's sole and exclusive agent to sell all of the merchandise (the "Merchandise") in Merchant's stores and the distribution center listed on Exhibit A attached (including such distribution center, the "Stores" and individually a "Store") by means of promotional, "Store Closing, Total Liquidation, Going Out of Business," or similar sale (the "Sale"). After the date hereof, Stores shall only be closed by mutual agreement of Agent and Merchant. In consideration of the mutual promises and covenants contained herein and other good and valuable consideration, Merchant and Agent agree as follows:

1. AGENCY. Merchant appoints Agent its exclusive agent for the purpose of conducting the Sale of the Merchandise located at the Stores. Merchant shall be responsible, with Agent's assistance, for securing any required licenses and permits and complying with any "going-out-of-business" laws, rules, ordinances and regulations not superseded by order of the United States Bankruptcy Court with appropriate jurisdiction (the "Approval Order") referred to in Section 28. Merchant shall pay any fees and expenses incurred and post any bonds required in connection with such licenses and permits.


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2.   INVENTORY.  (a)  As soon as practicable after  the  Approval
Order, Merchant and Agent shall cause to be taken an SKU physical inventory of the Merchandise in the Stores (the "Inventory Count"), which Inventory Count and certification by the Inventory Service shall be completed within fourteen (14) days after the date of the Approval Order. The date that the Inventory Count is taken in each Store shall be referred to as to each Store as the "Inventory Date". The Inventory Count shall be taken by RGIS or another independent inventory service, in any case approved by both Merchant and Agent (the "Inventory Service"), the costs of
which  shall be shared equally by the parties.   Each Store shall
be closed during the Inventory Count and during the Inventory Count, neither Merchant nor Agent shall enter such Store without each having a representative present. The Merchandise shall be valued on the basis of Cost Price (as defined below).

               (b) From the Start Date until the Inventory Count is taken in each Store, Agent and Merchant shall jointly keep a strict count of gross register receipts less applicable sales tax ("Gross Rings") and cash reports of sales within each Store. The register receipts shall show for each item sold the retail price of such item and the store wide or other discount granted by Agent in connection with such sales. All such records and reports shall be made available to Agent and Merchant during regular business hours upon reasonable notice. All Merchandise sold during such period shall be valued for purposes of the Guaranteed Return at the Cost Price (as defined below).

                (c)   Agent  shall  at Merchant's  option  accept
returns of goods in accordance with Merchant's normal return policies, which shall be included in the Merchandise and valued at 46.5% (or other percentage provided in Section 5(b) or agreed upon pursuant to Section 3) of its Cost Price, less the percentage of the store wide discount then prevailing in the Stores (but without discount for returns within the first ten
(10) days after the Start Date) (the "Return Credit"). Merchant shall reimburse Agent for its refund or credit in accepting such returns less the Return Credit. Merchant shall have no responsibility whatsoever for any returns of Merchandise sold on or after the Start Date.

3. COST PRICE. The term Cost Price herein shall mean the aggregate of the line item unit cost prices (including core charges) as set forth in Merchant's files of the respective items of all the Merchandise. Merchandise shall include all goods owned by Merchant and located at the Stores on the Start Date, except: (i) core goods; and (ii) furniture, fixtures, equipment and improvements to realty located in the Stores. Merchant and Agent shall agree upon a price for damaged, display, clearance and out-of-season goods.



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4.   SALE  TERM. The Sale shall start the day after the  Approval
Order is obtained and shall end no later than the close of business at each Store the seventy-second (72nd) day from the first Saturday occurring on or after the Start Date (except with respect to the distribution center, with respect to which the Sale shall end the ninetieth (90th) day from the Start Date) unless extended by agreement of the parties (the "End Date"). Agent may terminate the Sale prior to the End Date at any Store in its discretion by providing written notice thereof to Merchant at least fourteen (14) days prior to any such early termination date (or seven (7) days during the last twenty-one (21) days prior to the End Date). At the conclusion of the Sale, Agent agrees to leave the Stores in "broom clean" condition, except that the remaining Supplies (as defined in Section 10 hereof) shall be left in the Stores, and to leave the Stores in the same condition as on the Start Date, ordinary wear and tear excepted.

5. GUARANTEE. (a) Agent hereby guarantees to Merchant that Merchant shall receive an aggregate amount from the Proceeds (as defined in this Section) equal to forty-six and one-half percent (46.5%) percent of the Cost Price (the "Guaranteed Return"). Agent shall advance eighty-five percent (85%) of the Guaranteed Return as estimated based on the Merchant's invoice unit cost as carried on the Merchant's books on the Start Date, and as a condition to commencement of the Sale, within one (1) business day after the date of the Approval Order and the remainder of the Guaranteed Return within one (1) business day of the certification of the Cost Price by the Inventory Service. All payments to Merchant pursuant to the preceding sentence shall be made by wire transfer and shall be nonrefundable. Agent's advance of the Guaranteed Return shall be recovered without interest solely from the Proceeds of the Sale of the Merchandise and the proceeds of insurance, if any, for loss or damage to the Merchandise, or robbery of cash to the extent of insurance coverage of Agent or Merchant (collectively, the "Proceeds"), and Merchant shall have no obligation if such Proceeds are insufficient for that purpose. Any Merchandise remaining at the end of the Sale shall be the sole property of the Agent.

                     (b)  If the Cost Price of the Merchandise is
less than $23,250,000, the Guaranteed Return shall be reduced by one-quarter percent (.25%) of the Cost Price from the forty-six and one-half percent (46.5%) thereof set forth above, and by an additional one-quarter percent (.25%) for each additional full Five Hundred Thousand Dollars ($500,000) reduction increment thereafter.

6. SALE CONDUCT. Agent shall conduct the Sale in the name of Merchant in the manner in which Agent in its discretion reasonably deems fit, including, but not limited to, advertising, pricing of Merchandise, number and type of personnel, Store hours, Store maintenance and security, but in all events in accordance with all applicable laws, ordinances and regulations (to the extent not
6
superseded by the Approval Order). Agent may advertise the Sale as a "Store Closing, Total Liquidation, Going Out of Business" or similar type sale and may use Merchant's contract advertising rates, if available. Agent may use Merchant's employees to the extent Agent deems feasible, and Agent may select and schedule the number and type of Merchant's employees required for the Sale, however, Merchant's employees shall at all times remain employees of Merchant. On and after the Start Date, Agent shall, as an Expense of Sale, as hereinafter defined, pay to Merchant by wire transfer received by Merchant within twenty-four
(24) hours of invoice by Merchant, the gross wage payroll paid to Merchant's employees used in the Stores by the Agent during the
Sale plus (a) the related payroll taxes (including FICA and Unemployment), and (b) health care insurance benefits (subsections (a) and (b) collectively, the "Benefits") not in excess of thirteen percent (13%) of said gross payroll (the "Fringe Benefit Cap"). Any amounts in excess of the Fringe
Benefit Cap shall be at Merchant's Expense, as hereinafter defined. Merchant and Agent acknowledge and agree, that (i) nothing herein nor any of Agent's actions taken in respect hereto shall be deemed to constitute an assumption by Agent of any of Merchant's obligations relating to any of Merchant's employees including, without limitation, vacation, pension, withdrawal, severance pay, vacation pay, sick leave or pay, maternity leave or pay, Worker Adjustment Retraining Act ("WARN") claims (if any) and other termination type claims and obligations; and (ii) Merchant hereby indemnifies Agent in respect to any claims asserted by any of Merchant's employees, except as to claims arising out of the negligence or wrongful act or omission of Agent, and Merchant is solely and specifically responsible for all of Merchant's obligations under any collective bargaining agreements and any purported oral service contracts.

7. EXPENSES OF SALE. Agent shall collect all Proceeds and, within twenty-four (24) hours after presentation of an invoice therefor (to be provided no more than weekly), shall pay all "Expenses of Sale." Expenses of Sale shall be (i) the actual gross wage payroll paid to Merchant's employees used in the Stores and in the transfer of Merchandise between the stores by the Agent during the Sale plus the actual cost of the Benefits for such employees not to exceed the Fringe Benefit Cap; (ii) all advertising expenses; (iii) all signage for the Sale; (iv) security in the Stores; (v) bank card fees and chargebacks; (vi) telephone charges for the Stores in excess of base charges; (vii) Agent's supervision expenses; (viii) occupancy expenses for each Store during the Sale on a per diem basis of $1,600.00 per Store per week (except with respect to the distribution center which shall be $4,050 per day), (ix) cost of transferring inventory between the Stores (including transfers prior to the Start Date at the Agent's request) at Merchant's freight rate of 1.115 cents per mile, (x) postage, armored car and courier and (xi) any other expenses directly attributable to the Sale authorized by Agent.


7
8. MERCHANT'S EXPENSES. During the Sale, Merchant shall be responsible for payment of the following items none of which shall be deemed an Expense of Sale: (i) all occupancy expenses in excess of the occupancy expenses to be paid by Agent pursuant to Paragraph 7 above; (ii) any Benefits in excess of the Fringe Benefit Cap; (iii) all other employee benefits, including but not limited to union dues, termination pay, pension benefits, severance pay, vacation pay, sick leave or pay, maternity leave or pay and WARN claims (if any); (iv) major maintenance; (v) central administration services and (vi) any other costs or expenses that are not an Expense of Sale (except to the extent incurred by or at the direction of Agent).

9. TAXES. Agent shall collect all sales, excise and gross receipts taxes (and not income taxes) (collectively the "Sales Taxes") payable to any taxing authority having jurisdiction, which taxes shall be added to the sales price and be paid by the customer at the time Merchandise is purchased. Agent shall immediately forward all Sales Taxes to Merchant and Merchant shall file all necessary tax returns, reports and forms for Sales Taxes. Merchant shall indemnify and hold Agent harmless from and against any and all costs (including, but not limited to, reasonable attorneys' fees), assessments, fines or penalties which Agent may incur as a direct or indirect consequence of the failure by Merchant to pay Sales Taxes (that have been forwarded from Agent to Merchant on a timely basis) to the proper taxing authorities and/or the failure by Merchant to promptly file with taxing authorities any and all returns, reports and other documents required by applicable law to be filed or delivered to such taxing authorities.

10. SUPPLIES. Agent shall have the right to use in connection with the Sale, without any charge, all signs and promotional materials, and supplies, including, but not limited to, bags, boxes, twine, paper and similar sales materials ("Supplies"), located at the Stores on the Start Date. Agent shall have no obligation to account to Merchant for any of the Supplies used during the Sale, but all Supplies remaining in the Stores on the End Date shall be left on the premises and remain Merchant's property. Should additional Supplies be required in any of the Stores during the Sale, Agent shall obtain such additional supplies at Agent's expense (at Merchant's contract rate, if available). Merchant covenants and warrants that it has not and will not remove any Supplies from the Stores in contemplation of this Agreement and has continued to ship supplies to the Stores in the ordinary course of business.

11. CREDIT CARDS, GIFT CERTIFICATES AND RETURNS. All sales shall be for cash or upon bank credit cards (excluding private label cards). During the Sale, all bank credit card sales shall be through Merchant's bank credit card system. All bank card fees including chargebacks in connection with the Sale shall be an Expense of Sale. All sales shall be advertised, "FINAL," and all
8
sales receipts shall be marked "FINAL." Agent shall accept Merchant's unexpired gift certificates during the Sale. Gift Certificates shall be treated as cash and the Merchant shall pay to Agent the amount thereof redeemed, which shall be added to Proceeds.

12.   MERCHANT'S  WARRANTIES.    Merchant  hereby  warrants   and
represents:

           a. Merchant is a corporation, duly and validly existing and in good standing under the laws of the State of Michigan. Merchant is and during the Sale will be authorized and duly qualified as a foreign corporation to do business and is in good standing in all jurisdictions in which the Stores are located.

           b. Subject to entry of the Approval Order, (i) this Agreement and all other documents executed by Merchant in accordance with this Agreement are the valid and binding obligations of Merchant enforceable in accordance with their terms; (ii) Merchant has taken all necessary corporate action required to authorize the execution, performance and delivery of this Agreement and the related documents; (iii) no court order or decree of any federal, state or local government authority, or other action known to Merchant, is in effect which will or may prevent or impair consummation of the transactions contemplated by this Agreement; and (iv) the consent of any person or entity, including any landlord, is not required with respect to the obligations on the Merchant's part contemplated herein;

          c. Subject to entry of the Approval Order, Agent shall be entitled to sell the Merchandise and retain all Proceeds therefrom, subject to section 5, free and clear of all liens, mortgages, pledges, charges, encumbrances, equities or claims whatsoever.

           d. Merchant shall not ship new goods into the Stores without Agent's consent (except for shipments of Auto Works goods only from the distribution center to stores) nor raise any prices of the Merchandise in contemplation of the Sale. The Stores shall be operated in the ordinary course from the date hereof until the Start Date (subject to the understanding that the inventory of the Stores has not been replenished in the ordinary course of business).

           e. Subject to entry of the Approval Order, no actions or proceedings have been instituted against Merchant or have been threatened, preventing or which may prevent the consummation of the transactions contemplated by this Agreement. Merchant is current on all accounts payable accruing after the filing of Merchant's bankruptcy, due and owing to parties whose cooperation is necessary for operation of the Sale, including but not limited to landlords, newspapers and utilities.
9
          f. Merchant represents and warrants that it will not prior to or during the Sale grant any lien or encumbrance on the Merchandise or the Proceeds which would conflict with the provisions of this Agreement.

          g. Subject to entry of the Approval Order, there is no outstanding order, judgment, injunction award or decree of any court, governmental or regulatory body or arbitration tribunal by which the Merchant or the Merchandise is bound which would materially interfere with the transactions herein, and there shall be no action, suit, claim, legal, administrative or arbitral proceedings (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) against the Merchant or the Merchandise which would, if determined adversely to the Merchant, be likely to have a material adverse effect upon the transactions contemplated hereby, nor are there any facts which are likely to give rise to any such action, suit, claim or legal, administrative or arbitral proceeding or investigation.

            h. During the Sale Term, Agent shall be permitted to pass on all applicable manufacturers warranties to customers.

           i.         The  historical margins on  the  Merchant's
sales   for  the  periods  covered  by  the  Merchant's   ADM-068
Jobber/Sales Analysis report provided to Agent are as represented in such report.

           j. Merchant represents and warrants that it has not raised any prices in contemplation of the Inventory Count.

           k.        The Merchandise shall have an aggregate Cost
Price value of no less than twenty million dollars ($20,000,000).

           l.         There shall be a minimum of eighty-two (82)
Stores, excluding the distribution center.

13.  AGENT'S WARRANTIES. Agent hereby warrants and represents:

           a. Gordon Brothers Partners, Inc. is a corporation, duly and validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and is, and during the Sale will be, authorized and duly qualified to do business in each jurisdiction where the failure to so qualify would have a material adverse effect on its ability to perform hereunder.

          d. (i) This Agreement and all other documents executed by Agent in accordance with this Agreement are the valid and binding obligations of Agent enforceable in accordance with their  terms;
(ii)  Agent has taken all necessary action required to  authorize the execution, performance and delivery of this Agreement and the related documents; (iii) no court order or
10
decree of any federal, state or local government authority, or other action known to Agent, is in effect which will or may prevent or impair consummation of the transactions contemplated by this Agreement; and (iv) the consent of any person or entity, is not required with respect to the transactions contemplated herein.

           e. There is no outstanding order, judgment, injunction award or decree of any court, governmental or regulatory body or arbitration tribunal by which the Agent is bound which would materially interfere with the transactions herein, and there is no action, suit, claim, legal, administrative or arbitral proceedings (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against the Agent which would, if determined adversely to the Agent, be likely to have a material adverse effect upon the transactions contemplated hereby, nor are there any facts which are likely to give rise to any such action, suit, claim or legal, administrative or arbitral proceeding or investigation.

14. NON COMPETE. During the Sale, neither Merchant nor any affiliate of Merchant shall run a store closing, liquidation or similar sale in competition with the Sale at any store trading under the Auto Works name within the advertising area of any of the Stores without the prior written approval of Agent.

15. INSURANCE. a. Merchant at its expense shall continue until the End Date, in such amounts as Merchant currently has in effect, all of Merchant's liability insurance policies, including but not limited to, comprehensive public liability policies covering injuries to persons and property in or in connection with Merchant's operation of the Stores and, from and after the acceptance by Merchant of this Agreement, shall cause Agent to be named as additional insured, as its interests may appear, with respect to all such policies. On or before the Start Date, Merchant shall deliver to Agent certificates evidencing such insurance policies, setting forth the duration thereof and the naming of Agent as an additional insured, as its interests may appear, in accordance with the provisions hereof, all in form reasonably satisfactory to Agent. In the event that Merchant is self insured or has deductibles or retentions in excess of Fifty Thousand Dollars ($50,000), Agent shall be permitted to obtain for Merchant's account insurance to cover such self insurance amount or deductible, the cost of which shall be billed to and paid by Merchant. Merchant shall be responsible for the payment of all deductibles, retentions or self-insured amounts under such policies except in the event liability arises by reason of the negligence or wrongful act or omission of Agent or Agent's independent contractors. Merchant's liability policy shall be primary, except in the event of liability arising by reason of the negligence or wrongful act or omission of Agent or Agent's independent contractors.
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           b.         Merchant at its expense shall provide fire,
theft and extended coverage casualty insurance on the Merchandise in a total amount at least equal to the cost value thereof. From and after the Start Date, said coverage will contain a loss payable clause in Agent's favor. In the event of a loss to the Merchandise included in the Inventory Count occurring on or after the Start Date, the proceeds of such insurance attributable to the Merchandise shall be paid to Agent and such proceeds shall be included as part of the Proceeds. On or before the Start Date, Merchant shall deliver to Agent certificates evidencing such insurance policies, setting forth the duration thereof and the naming of Agent as a loss payee in accordance with the provisions hereof, all in form reasonably acceptable to Agent. In the event that Merchant is self insured or has deductibles in excess of Fifty Thousand Dollars ($50,000), Agent shall be permitted to obtain for Merchant's account insurance to cover such self insurance amount or deductible, the cost of which shall be billed to and paid by Merchant. Merchant shall be responsible for the payment of all deductibles or self-insured amounts under such policies except in the event liability arises by reason of the negligence or wrongful act or omission of Agent or Agent's independent contractors.

           c. Merchant shall at all times during the Sale maintain in full force and effect Worker's Compensation Insurance in compliance with all statutory requirements.

            d. During the performance and length of this Agreement, Agent will maintain workers compensation, commercial general liability and automobile liability insurance and will name Merchant as an additional insured on all such policies, and will, prior to the Start Date, furnish the Merchant with certificates showing that such insurance is in effect.

16. PEACEFUL POSSESSION AND USE OF MERCHANT'S ASSETS. Merchant agrees during the Sale to grant and provide Agent peaceful and quiet possession of the Stores and to take no action relating to the Stores which would disturb such possession, including, without limitation, any action to modify or terminate any
existing   ADT  or  similar  security  system  or  cash  register
maintenance  agreements or remove any of the furniture,  fixtures
or  equipment from the Stores.    Merchant agrees to maintain  in
operation at the expense of Merchant for the benefit of Agent (i) the point of sale equipment in the Stores during the period of the Sale and (ii) the management information systems during the period of the Sale and for a period of ten (10) days after the
End  Date.   Merchant shall maintain all mechanical  systems  and
equipment in the Stores. Agent shall have the right to use, solely for lawful purposes in furtherance of the Sale, Merchant's property located at or used in connection with the Stores and warehouse in the ordinary course of business, including without limitation, trade names, trademarks, customer lists, credit card equipment, supplies and services, tax identification numbers, computer systems, central office services
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and  subject to the above right to remove furniture, fixtures and equipment. From the Start Date until such time as Agent notifies Merchant that Agent has established bank accounts for receipt of the Proceeds, the Proceeds (including all bank card deposits) shall be deposited in Merchant's accounts in trust for Agent and transferred daily by wire to Agent with Agent paying to Merchant all costs of wiring the funds.

17. INDEMNIFICATION. Agent and Merchant each agree to indemnify and defend and hold harmless the other from any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees, costs and expenses, asserted against, resulting to or imposed upon Merchant or Agent, directly or indirectly, by reason of or resulting from either's (i) material breach or failure to comply with any of the agreements, covenants, representations or warranties contained in this Agreement, or (ii) any negligent or wrongful act or omission of either or their respective employees.

18.  DEFAULT.  a.   For the purposes of this Agreement, an "Event
of Default" shall be deemed to have occurred:

                (1) upon the failure by Merchant or Agent to perform promptly and fully any material obligation or covenant hereunder or any material obligation or covenant in any document delivered pursuant hereto or any collateral agreement to this Agreement after having received five (5) days' prior written notice, except in the case of a nonmonetary default which is incapable of being cured within such notice period and as to which the defaulting party diligently proceeds to cure said default and (a) the party in default has taken all steps necessary to commence to cure such default within such notice period and (b) such failure to cure, in the case of a default by Merchant, will not adversely affect, in any material way, Agent's ability to conduct the Sale in the manner contemplated herein or in the case of a default by the Agent, the Merchant's practical realization of the benefits to be conferred upon it by this Agreement;

                 (2)         if   any   of  the   warranties   or
representations made by Merchant or Agent herein proves to be untrue or false in a material way;

                (3)        if  any  breach of this  Agreement  by
Merchant results in the Agent being unable to conduct or complete the Sale at any Store as contemplated herein; or

               (4) if any breach of this Agreement by Agent adversely affects the Merchant's realization of the benefits to be conferred upon it by this Agreement.


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                b.         In the event of the occurrence  of  an
Event of Default resulting from any act or omission of Merchant which prevents Agent from conducting or completing the Sale at any Store as provided by this Agreement, Agent may, at its option, either (i) proceed with the Sale at the Store location(s) affected or (ii) require Merchant, at Merchant's expense, to move the Merchandise to another reasonably proximate Store designated by Agent, or (iii) notify Merchant as to the termination of the Sale as to the particular Store location, in which event, the remaining Merchandise in such Store shall be returned to Merchant and Merchant shall reimburse to Agent the portion of the
Guaranteed   Return   attributable  to  such   Merchandise,   and
commencing with the fifth (5th) Store for which the Sale has been terminated as a result of a Merchant Event of Default, Merchant shall within two (2) business days pay Agent an amount equal to an amount as liquidated damages equal to two percent (2%) of the Cost Price of the remaining Merchandise in such Store. Merchant acknowledges that Agent would be irreparably injured in the event of any failure by Merchant to promptly and fully perform any obligation hereunder if such failure directly or indirectly interferes with the conduct by Agent of the Sale, and hereby consents, in the event of any such failure or in the event that any such failure is threatened or appears imminent, to the entry of an injunction specifically enforcing the terms of this Agreement.

                c. No right or remedy granted in or pursuant to this Agreement shall be exclusive of any other right or remedy so granted or otherwise available. Every such right or remedy shall be cumulative and shall be in addition to every other right or remedy so granted or existing at law or in equity or by statute, or created, granted or existing pursuant to any agreement to which Agent and/or Merchant is or may hereafter become a party.

19. ADDITIONAL MERCHANDISE. If permitted by applicable law (as same may be modified by the Approval Order), Agent shall have the right to include in the Sale additional merchandise ('Additional Merchandise') having an aggregate original retail price of up to $5,000,000, which Additional Merchandise shall be similar in quality and type as Merchandise presently located in the Stores. Agent agrees to pay Merchant a commission relative to the sale of Additional Merchandise in an amount equal to 10% of sale of Additional Merchandise (net of all Sales Taxes relative to such sales).

20. JURISDICTION. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof except where governed by the provisions of the United States Bankruptcy Code.



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21.   ENTIRE  AGREEMENT.    This Agreement  contains  the  entire
agreement of the parties with respect to these transactions and supersedes and cancels all prior agreements including, but not limited to all proposals, letters of intent or representations, written or oral, with respect thereto.

22. MODIFICATIONS. This Agreement may not be modified except in a writing executed by each of the parties.

23.   ASSIGNMENT.         Except as specifically provided in this
Section, or upon written consent of the parties hereto, this Agreement shall not inure to the benefit of, or, shall not be assignable to, any person or entity other than Merchant and Agent. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successors in interest of the respective parties hereto, including any trustee appointed in Merchant's bankruptcy case.

24. NOTICES. All notices under this Agreement shall be sent by hand, by recognized overnight courier service or by certified mail, return receipt requested to: (a) Merchant at the address listed on the first page hereof, to the attention of Daniel J. Chessin with a copy to Paul S. Groschadl, Esq., Woods, Oviatt, Gilman, Sturman & Clarke LLP, 44 Exchange Street, Rochester, New York 14614; (b) Agent, at the address listed on the first page hereof to the attention of Traub, Bonacquist & Fox, 489 Fifth Avenue, New York, New York 10017, fax (212) 476-4237, Attn:
Steven E. Fox, Esq.

25. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Such execution may be by facsimile. Any party signing via facsimile shall forward an original hard copy of such signature to the other party, but the failure to send said original signature shall not affect the enforceability of this Agreement against such party, the parties hereto agreeing that a facsimile signature may be treated as an original signature hereunder.

27. CONFIDENTIALITY. Agent acknowledges that in the course of its dealings with Merchant it will become privy to material non-public information about Merchant and its parent, Hahn Automotive Warehouse, Inc. (a corporation whose stock is publicly traded) and its affiliates. Agent agrees to hold all such material non-public information in strict confidence.

28.  CONDITIONS PRECEDENT.    This Agreement shall be subject  to
the approval of the Bankruptcy Court having jurisdiction over Merchant's bankruptcy proceeding by an order of such court approving this Agreement in its entirety (the "Approval Order"). The Approval Order shall provide that: (a) this Agreement is in the best interests of Merchant, Merchant's estate, creditors and
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other  parties in interest; (b) this Agreement (and each  of  the transactions  contemplated hereby) is approved in  its  entirety;
(c) Merchant and Agent shall be authorized to take any and all actions as may be necessary and desirable to implement this Agreement and each of the transactions contemplated hereby; (d) Agent shall be entitled to all sums due Agent hereunder free and clear of all liens, claims or encumbrances and all liens and encumbrances shall be transferred to fund created upon payment of Guaranteed Return with the same priority and effect; (e) Agent shall have the right to use the Stores and all furniture, fixtures and equipment in the Stores for the purpose of the Sale free of any interference from any person; (f) Agent, as agent for Merchant, is authorized to conduct the Sale as going out of business, liquidation or similar type sale ("GOB Sale"); (g) Agent is authorized to post signs, advertise and otherwise promote the Sale as a GOB Sale without further consent of any third person; (h) each and every federal, state or local agency, department or governmental authority (collectively "Governmental Authority") and all newspapers and other advertising media shall be directed to accept the Approval Order as binding to consummate the transactions provided for in the Agreement, including, without limitation, the conducting and advertising of the Sale as a GOB Sale, and no further approval, license or permit of any Governmental Authority shall be required; (I) all utilities, landlords, creditors and all persons acting for or on their behalf are restrained and enjoined from interfering with or otherwise impeding the conduct of the Sale, instituting any action in any court (other than the Bankruptcy Court) or before any administrative body which may in any way directly or indirectly interfere with or obstruct or impede the conduct of the Sale or to take any action which in any way interferes with Agent's receipt of the sums due Agent pursuant to this Agreement;
(j) the Bankruptcy Court shall retain jurisdiction over the parties to enforce this Agreement; (k) Agent shall not be liable for any claims against the Merchant and Agent shall have no successorship liabilities whatsoever; (l) Agent shall be entitled to the protection of sections 363 (m) and 364 (e) of the Bankruptcy Code in the event that the Approval Order is reversed or modified on appeal; and (m) Agent's claims hereunder shall be entitled to priority under section 507 (a) (1) of the Bankruptcy
Code.   In  the  event the Approval Order is not entered  by  the
close of business on August 29, 1997, Agent or Merchant shall have the right to terminate this Agreement.

29. Furniture, Fixtures and Equipment. Subject to the provisions and terms of Section 30 hereof, Agent will sell, on behalf of Merchant, all of the furniture, fixtures and equipment ("FF&E") in the Stores during the Sale Term at a commission of fifteen percent (15%) of the sales price. Merchant shall reimburse Agent for the reasonable actual expenses incurred by Agent in advertising the sale of the FF&E, up to a maximum reimbursement of $5,000.00, subject to the provisions and terms of Section 30 hereof. Any sale of FF&E by the Agent is subject to
16
the prior written approval of Merchant. All FF&E sold by Agent on Merchant's behalf must be removed by Agent from each Store prior to the date on which the Sale is terminated for such Store.

30. DISPOSITION OF INVENTORY, LEASES AND FF&E. As additional consideration and as further inducement for the parties to enter into this Agreement, Merchant hereby grants unto Agent an unconditional exclusive option to market and sell Debtor's leases (collectively, the "Leases") and FF&E for the Stores for the duration of the Sale at each such Store (exclusive of the distribution center), subject to the extension of the sale by agreement of the parties hereto (the "Lease Option" and "Lease Option Term"), subject further to the issuance and entry of an order of the Bankruptcy Court, inter alia, authorizing Merchant's assumption and assignment of any such Lease(s) to a third party ("Assignment Order'). Agent hereby agrees that in the event that Agent sells as a complete package the Lease, inventory and FF&E at any of the Stores (a "Sales Transaction") during the term of the sale thereat and during the Lease Option Term, then Agent shall pay Merchant an additional sum equal to fifteen percent (15%) of the net proceeds (i.e., gross proceeds less direct costs attributable to the marketing and disposition of any Lease(s) and closing costs) received by Agent for the inventory as part of any such Sale Transaction; provided, however, that any purchase agreement in respect of a Sale Transaction shall contain an allocation of the sale proceeds as between the Store Lease, FF&E and inventory; provided, further, that solely with respect to sales of Leases and FF&E as part of a Sale Transaction, Agent shall receive fifteen percent (15%) of amounts received on account of an allocated to any Lease(s) and FF&E as part of said Sale Transaction (consistent with Section 29 hereof as to FF&E dispositions), with the balance received on account of said Leases and FF&E being paid to Merchant; provided, further, that Merchant may for a period of twenty (20) days from the date hereof, identify in writing up to thirty-two (32) Store Leases that Agent shall not market or sell, following which twenty 920) day period Agent shall be entitled to market and sell any Lease previously excluded herefrom by Merchant. Upon Agent's written direction to Merchant, Merchant shall promptly seek an Assignment Order, inter alia, authorizing and approving Merchant's assumption and assignment of such Lease(s) as Agent shall direct.

Please acknowledge your acceptance hereof by signing a copy and returning it to us.

                    Very truly yours,

                    GORDON BROTHERS PARTNERS, INC.

                    By: /s/ Jeff M. Wolf

                    Its: Vice President
17


ACCEPTED THIS 19TH DAY OF
AUGUST, 1997.

AUTO WORKS, INC.
Debtor and Debtor in Possession

By: /s/ Eli Futerman

Its: CEO
                           EXHIBIT A
                         LIST OF STORES


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